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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 14, 2006
                                                        -----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-51584                   04-3510455
      --------                       --------                  ----------
(State or other jurisdiction of     (Commission               (IRS Employer
    incorporation)                  File Number)             Identification No.)

      24 North Street, Pittsfield, Massachusetts             01201
      ------------------------------------------             ------
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(D)  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

     On December 14, 2006, the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank (the "Bank"), announced the appointment of Rodney C. Dimock as a member of the Boards of Directors of both the Company and the Bank, effective immediately. Mr. Dimock has been appointed to the Risk Management Committee of both the Company and Bank.

ITEM 8.01     OTHER EVENTS.
              ------------

     Also on December 14, 2006, the Company announced earnings guidance and that it has suspended plans for its common stock offering.

     A copy of the press release announcing the director appointment, earnings guidance and suspension of the common stock offering is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (a)    Financial Statements of Businesses Acquired: Not applicable

       (b)    Pro Forma Financial Information: Not applicable

       (c)    Shell Company Transactions: Not applicable

       (d)    Exhibits

              Number            Description
              ------            -----------
              99.1              Press Release Dated December 14, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BERKSHIRE HILLS BANCORP, INC.


Dated: December 15, 2006                By: /s/ John S. Millet
                                            ------------------------------------
                                            John S. Millet
                                            Interim Chief Financial Officer